Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	) Chapter 11
)
EMERALD OIL, INC., et al.,[1]	) Case No. 16-10704
)
Debtors.	) (Jointly Administered)
)

EMERALD OIL, INC., ET AL., MONTHLY OPERATING REPORT FOR THE PERIOD ENDING MARCH 31, 2016

DEBTOR’S ADDRESS:	200 Columbine Street, Suite 500
Denver, CO 80206

DEBTORS’ ATTORNEYS:	Laura Davis Jones
Colin R. Robinson
Joseph M. Mulvihill
Pachulski Stang Ziehl & Jones LLP
919 North Market Street, 17th Floor
P.O. Box 8705
Wilmington, DE 19899-8705 (Courier 19801)
Tel: (302) 652-4100
Fax: (302) 652-4400

̵ and ̵

James H.M. Sprayregen, P.C.
Ryan Blaine Bennett (admitted pro hac vice)
Travis M. Bayer (admitted pro hac vice)
Kirkland & Ellis LLP Kirkland & Ellis International LLP
300 North LaSalle
Chicago, IL 60654
Tel: (312) 862-2000
Fax: (312) 862-2200

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include: Emerald Oil, Inc. (9000); Emerald DB, LLC (2933); Emerald NWB, LLC (7528); Emerald WB LLC (8929); and EOX Marketing, LLC (4887). The location of the Debtors’ service address is: 200 Columbine Street, Suite 500, Denver, Colorado 80206.

REPORT PREPARER:	Emerald Oil, Inc., et al.

GENERAL NOTES:

The Monthly Operating Report includes activity for the following Debtors:

Debtor	Case Number
Emerald Oil, Inc.	16-10704
Emerald DB, LLC	16-10705
Emerald NWB, LLC	16-10706
Emerald WB LLC	16-10707
EOX Marketing, LLC	16-10708

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. In addition, the financial statements and supplemental information contained herein represent condensed combined information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

[Remainder of Page Intentionally Left Blank]

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: May 30, 2016	/s/ Ryan Smith
Ryan Smith
Chief Financial Officer

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Reporting Period: March 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Disbursements by Debtor Entity	MOR-1b	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements	MOR-1d	X
Cash disbursements journals	MOR-1e	X
Statement of Operations	MOR-2	X
Balance Sheet as of Petition Date	MOR-3a	X
Balance Sheet as of Month End	MOR-3b	X
Status of Postpetition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4b	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ryan Smith	5/30/2016
Signature of Authorized Individual*	Date

Ryan Smith	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 1

Schedule of Cash Receipts and Disbursements (1)

For the Period March 22, 2016 through March 31, 2016

(Unaudited)

Total Debtors

Beginning Cash	$3,535,835

Receipts:
Gross Receipts (2)	3,177,640
Total Receipts	3,177,640

Disbursements (3):

Operating Expenses	178,486
Royalties	1,004,056
Payroll and Payroll Taxes	193,442
Severance & Other Taxes	-
Professional Fees	484,866
Interest	497,701
Total Disbursements	2,358,550

Net Cash Flow	819,090

Ending Cash Balance	$4,354,925

Notes:

(1) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity where the expenses were incurred. Total disbursements by entity are provided in Schedule 1b.

(2) Gross Receipts include receipts of revenue from the production of oil, natural gas, and NGLs, including revenue receipts on properties in which we have joint ownership. The operating receipts are presented on a gross basis, which includes third party revenue that is subsequently disbursed by the Company to the working interest owners for their portion of the revenue.

(3) Disbursements are presented on a gross basis and include outstanding post-petition checks from operating accounts as of the reporting date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR-1a

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period March 22, 2016 through March 31, 2016

(Unaudited)

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

	16-10704	16-10708	16-10704	16-10704	16-10704
Debtor	Emerald Oil, Inc.	EOX Marketing, LLC	Emerald Oil, Inc.	Emerald Oil, Inc.	Emerald Oil, Inc.
Type	Operating	Operating	Utility	Employee Medical Claims	Professional Fees (1)
Account Number (last 4 digits only)	# 0166	# 0112	# 4612	# 6810	# 7214

Balance Per Books	$1,198,608	$3,100,307	$56,009	$-	$-

Bank Balance	$2,312,924	$3,100,307	$56,009	$-	$-
(+) Deposits in transit (attach list)	-	-	-	-	-
(-) Outstanding checks (attach list)	1,114,316	-	-	-	-
Other (attach explanation)	-	-	-	-	-
Adjusted Bank Balance*	$1,198,608	$3,100,307	$56,009	$-	$-

* Adjusted bank balance must equal balance per books

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	900353	19.37
	1456	38.62
	211067	246.13
	211398	2,113.11
	211569	851.72
	211608	104.98
	211809	104.71
	112474	35.00
	211896	219.15
	211918	130.69
	211971	171.94
	212124	3,140.58
	212180	148.98
	212233	12,292.37
	212306	110.14
	212336	141.72
	212427	71,602.77
	212495	209.93
	212535	120.83
	212584	312.90
	212594	491.66
	212663	2,426.81
	212756	9,999.46
	212792	309.78
	112733	30.00
	212909	2,662.01
	212933	186.37
	212940	3,465.69
	212945	125.85
	212955	768.89
	212964	276.42
	212985	167.89
	212992	235.60
	212998	164.19
	213002	205.93
	213006	105.85
	213026	6,197.54
	213031	128.62
	213039	570.55
	213047	111.16
	213057	6,151.12
	213071	6,238.61
	213084	348.14
	213088	516.20
	213092	362.96
	213093	3,097.29
	213106	791.90
	213107	123.06
	213123	241.97
	213126	3,067.93
	213139	104.85
	213140	165.90
	213153	1,723.08
	213164	471.44
	213168	671.57
	213191	177.95
	213195	147.34
	213206	194.56

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213224	109.63
	213230	224.52
	213251	5,367.24
	213261	937.39
	213267	910.38
	213287	736.47
	213307	177.24
	213321	172.04
	213330	110.34
	213344	113.82
	213345	113.82
	213349	165.99
	213353	664.82
	112809	232.21
	112813	74.00
	5060	198.46
	213359	140.56
	213360	21,865.66
	213361	1,102.24
	213362	259.74
	213363	6,576.37
	213365	433.25
	213366	283.72
	213367	357.64
	213368	2,625.89
	213369	6,222.09
	213370	291.76
	213371	126.37
	213372	351.30
	213373	254,433.98
	213374	233.04
	213375	447.62
	213376	336.11
	213377	3,054.58
	213378	1,034.22
	213379	112.77
	213380	110.04
	213381	9,699.71
	213382	3,902.59
	213383	301.60
	213384	888.71
	213385	6,221.64
	213386	1,938.81
	213387	609.53
	213388	9,632.57
	213389	4,868.35
	213390	222.82
	213391	747.31
	213392	747.31
	213393	1,445.74
	213394	472.28
	213395	120.16
	213396	240.48
	213397	544.41
	213398	45,285.20
	213399	4,219.33
	213400	5,063.18
	213401	7,986.97
	213402	3,180.07
	213403	6,385.12

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213404	94,333.82
	213405	13,478.75
	213406	1,346.60
	213407	557.68
	213408	542.10
	213409	1,721.21
	213410	130.64
	213411	142.53
	213412	101.22
	213413	101.24
	213414	102.53
	213415	110.53
	213416	10,452.10
	213418	942.00
	213419	131.39
	213420	7,178.52
	213421	2,081.61
	213422	5,052.56
	213423	4,846.48
	213424	6,014.77
	213425	1,385.14
	213426	111.63
	213427	1,976.81
	213428	1,099.28
	213429	154.43
	213430	497.44
	213431	9,886.12
	213432	320.21
	213433	2,781.79
	213434	114.69
	213435	206.43
	213436	3,860.71
	213437	181.26
	213438	522.31
	213439	183.19
	213440	1,842.12
	213441	1,068.10
	213442	171.20
	213443	402.40
	213444	5,759.34
	213445	1,063.67
	213446	1,686.45
	213447	1,304.67
	213448	183.19
	213449	744.29
	213450	126.86
	213451	176.98
	213452	391.98
	213453	175.30
	213454	265.47
	213455	1,014.97
	213456	391.98
	213457	6,478.92
	213458	163.43
	213459	6,721.76
	213460	4,526.25
	213461	1,094.06
	213462	126.86
	213463	320.21
	213464	101.13

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213465	232.36
	213466	143.61
	213467	171.20
	213468	2,749.54
	213469	128.93
	213470	232.36
	213471	122.50
	213472	215.53
	213473	3,910.23
	213474	115.91
	213475	102.75
	213476	106.09
	213477	130.80
	213478	700.09
	213479	204.51
	213480	143.06
	213481	105.22
	213482	1,162.84
	213483	147.84
	213484	103.52
	213485	320.21
	213486	260.31
	213487	348.36
	213488	1,456.28
	213489	1,442.04
	213490	2,626.26
	213491	227.58
	213492	110.04
	213493	110.03
	213494	349.62
	213495	5,226.08
	213496	1,344.38
	213497	1,344.38
	213498	443.37
	213499	320.26
	213500	560.78
	213501	394.44
	213502	560.78
	213503	394.44
	213504	958.20
	213505	40,746.64
	213506	2,011.83
	213507	1,262.74
	213508	2,446.55
	213509	2,510.33
	213510	2,345.96
	213511	1,385.14
	213512	996.36
	213513	984.83
	213514	7,366.24
	213515	3,279.98
	213516	3,279.98
	213517	3,279.98
	213518	375.83
	213519	2,353.75
	213520	1,061.20
	213521	864.04
	213522	864.04
	213523	583.02
	213524	555.43

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213525	555.43
	213526	561.97
	213527	555.43
	213528	561.97
	213529	555.43
	213530	3,629.97
	213531	1,210.02
	213532	1,210.02
	213533	1,255.33
	213534	1,717.18
	213535	1,035.51
	213536	717.67
	213537	964.94
	213538	394.82
	213539	233.42
	213540	143.42
	213541	277.61
	213542	267.56
	213543	333.12
	213544	277.62
	213545	333.12
	213546	394.82
	213547	466.87
	213548	185.06
	213549	156.46
	213550	277.61
	213551	2,368.91
	213552	185.06
	213553	394.82
	213554	115.34
	213555	185.06
	213556	110.55
	213557	185.06
	213558	605.67
	213559	394.82
	213560	233.42
	213561	1,184.46
	213562	394.82
	213563	110.71
	213564	605.67
	213565	394.82
	213566	151.41
	213567	185.06
	213568	277.60
	213569	3,519.70
	213570	156.46
	213571	185.06
	213572	3,519.70
	213573	625.87
	213574	394.82
	213575	185.06
	213576	600.62
	213577	145.76
	213578	185.06
	213579	107.66
	213580	394.82
	213581	2,346.50
	213582	191.24
	213583	2,961.13
	213584	191.24

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213585	185.06
	213586	277.61
	213587	185.06
	213588	394.82
	213589	151.41
	213590	185.06
	213591	2,346.49
	213592	114.92
	213593	356.20
	213594	378.83
	213595	142.04
	213596	783.68
	213597	757.62
	213598	142.04
	213599	245.66
	213600	142.04
	213601	712.38
	213602	518.51
	213603	6,965.14
	213604	1,035.51
	213605	8,157.92
	213606	356.20
	213607	378.83
	213608	712.38
	213609	712.38
	213610	245.66
	213611	142.04
	213612	189.36
	213613	378.82
	213614	237.48
	213615	378.83
	213616	349.71
	213617	1,232.25
	213618	313.83
	213619	507.62
	213620	1,024.88
	213621	115.88
	213622	428.50
	213623	115.88
	213624	321.39
	213625	428.50
	213626	1,285.59
	213627	1,285.59
	213628	321.39
	213629	321.39
	213630	1,285.59
	213631	1,083.04
	213632	321.39
	213634	147.67
	213635	8,370.78
	213636	118.42
	213637	103.11
	213638	712.38
	213639	757.62
	213640	1,927.53
	213641	112.34
	213642	213.11
	213643	217.19
	213644	1,597.97
	213645	1,597.97

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213646	1,065.27
	213647	1,065.27
	213648	1,065.27
	213649	3,195.82
	213650	108.97
	213651	2,106.64
	213652	642.24
	213653	1,795.41
	213654	1,795.41
	213655	1,299.71
	213656	291.76
	213657	188.22
	213658	1,299.71
	213659	222.55
	213660	215.37
	213661	222.56
	213662	136.19
	213663	581.55
	213664	555.23
	213665	12,956.70
	213666	178.03
	213667	178.04
	213668	178.03
	213669	178.03
	213670	1,240.22
	213671	104.46
	213672	1,265.46
	213673	302.83
	213674	302.84
	213675	1,675.73
	213676	1,618.39
	213677	4,266.47
	213678	146.93
	213679	12,438.38
	213680	4,787.35
	213681	4,787.35
	213682	3,180.27
	213683	2,203.99
	213684	133.39
	213685	828.18
	213686	326.46
	213687	4,040.05
	213688	133.13
	213689	160.67
	213690	1,444.93
	213691	160.66
	213692	182.15
	213693	200.18
	213694	6,721.76
	213695	114.19
	213696	1,502.11
	213697	276.24
	213698	150.66
	213699	104.01
	213700	283.72
	213701	189.26
	213702	2,679.85
	213703	1,094.06
	213704	483.37
	213705	1,762.05

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	213706	137.63
	213707	2,346.50
	213708	256.77
	213709	245.43
	213710	157.13
	213711	157.13
	213712	157.13
	213713	358.07
	213714	245.43
	213715	238.73
	213716	238.73
	213717	179.81
	213718	705.27
	213719	253.74
	213720	253.74
	213721	3,514.76
	213722	704.53
	213723	704.53
	213724	704.53
	213725	704.53
	213726	7,701.96
	213727	1,118.18
	213728	204.30
	213729	146.93
	213730	115.99
	213731	115.99
	213732	115.99
	213733	115.99
	213734	115.99
	213735	1,068.10
	213736	185.50
	213737	100.73
	213738	356.20
	213739	356.20
	213740	291.76
	213741	520.03
	213742	267.90
	213743	102.55
	213744	102.55
	213745	102.55
	213746	102.55
	213747	1,938.81
	213748	1,675.73
	213749	3,743.78
	213750	443.46
	213751	142.59
	213752	142.56
	213753	142.45
	213754	177.28
	213755	1,262.07
	213756	581.52
	213757	581.58
	5063	300.00
	5064	198.46
		1,114,315.81

Notes:

(1) The Professional Fees account was created on April 13, 2016 specifically for the purpose of payment management of professional fees related to the bankruptcy process. There is no activity for the reporting period.

FORM MOR-1a
(04/07)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 22 – 31, 2016

May 30, 2016

Office of the United States Trustee

Subject: Declaration Regarding Bank Account Reconciliations – MOR1a (March)

The debtors, Emerald Oil, Inc. et al., submit this a declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The debtors have, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ryan Smith
Name: Ryan Smith
Position: Chief Financial Officer

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 1b

Schedule of Disbursements by Debtor Entity

For the Period March 22, 2016 through March 31, 2016

Unaudited

			Allocation
	Total Disbursements		Emerald Oil, Inc.	Emerald DB, LLC	Emerald NWB, LLC	Emerald WB, LLC	EOX Marketing, LLC	On Behalf of 3rd Parties
			16-10704	16-10705	16-10706	16-10707	16-10708

Trade	$33,595	(1)(5)	$17,112	$-	$330	$16,152	$-	$-
Royalties and other WI	1,004,056		-	-	-	-	-	1,004,056
Payroll and Payroll Taxes	193,442	(2)	193,442	-	-	-	-	-
Benefits	-	(2)	-	-	-	-	-	-
Rent & Utilities	52,963	(3)	52,963	-	-	-	-	-
Other	91,928	(4)	-	-	34,981	56,947	-	-
Professional Fees	484,866	(5)	484,866	-	-	-	-	-
Interest	497,701	(6)	497,701	-	-	-	-	-
Bank Fees	-	(6)	-	-	-	-	-	-

Total:	$2,358,550		$1,246,084	$-	$35,312	$73,099	$-	$1,004,056

Notes:

(1) Allocated to the Debtors based on the estimate ownership of the underlying working interest in the properties.

(2) All individuals employed under Emerald Oil, Inc.

(3) Corporate office lease engaged under Emerald Oil, Inc.

(4) "Other' represents Insurance, which includes Control of Well/Operator's Extra Expense, allocated based on percentage of active wells.

(5) Debtor Professionals employed under Emerald Oil, Inc. An earlier version of March Disbursement Allocations provided to the U.S. Trustee inadvertently included a non-professional in this category. The disbursement to this vendor was reclassified as a Trade disbursement made by Emerald Oil, Inc. This reclassification did not change total disbursements by Debtor.

(6) Revolving Credit Agreement and related fees/interest were entered into under Emerald Oil, Inc.

MOR
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 1c

Schedule of Professional Fees and Expenses Paid (1)

For the Period March 22, 2016 through March 31, 2016

(Unaudited)

		Amount		Check		Amount Paid
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses
Debtor Professionals
Kirkland & Ellis LLP		-				-	-
Donlin Recano & Company (Notice)		-				-	-
Donlin Recano & Company (Admin)		-				-	-
Intrepid Financial Partners, LLC		-				-	-
Opportune LLP		-				-	-
Pachulski Stang Ziehl &Jones LLP		-				-	-
BDO LLP		-				-	-

Debtor Ordinary Course Professionals		-				-	-
EKS&H LLP		-				-	-
Fredrickson & Byron, P.A.		-				-	-
Vogel Law Firm		-				-	-
Husch Blackwell LLP		-				-	-
Taylor Anderson LLP		-				-	-
Mayer Brown LLP		-				-	-

Lender Professionals
Luskin, Stern & Eisler LLP	2/1/16 to 3/24/116	29,712	Emerald Oil, Inc.	Wire	3/31/2016	29,663	49
Vinson & Elkins LLP	3/1/16 to 3/21/16	453,384	Emerald Oil, Inc.	Wire	3/31/2016	451,647	1,737
Womble Carlyle Sandridge & Rice, LLP	3/21/2016	1,770	Emerald Oil, Inc.	Wire	3/31/2016	1,770	-
FTI Consulting, Inc.		-				-	-

UCC Professionals
Akin Gump Strauss Hauer & Feld LLP		-				-	-
Whiteford, Taylor & Preston LLC		-				-	-
Houlihan Lokey, Inc.		-				-	-

	Total	484,866				483,080	1,786

Notes:

(1) Professional payments listed herein include payments made by the Debtors to retained professionals.

FORM MOR-1b
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR – 2

Debtor Statement of Operations (1) (2)

For the Period March 22, 2016 through March 31, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC	Emerald NWB, LLC	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (6)	Total Debtors
			(5)	(5)

REVENUES, NET OF TRANSPORTATION EXPENSES
Oil Sales		$-	$1,171,908	$-	$-	$1,276,900	$(1,276,900)	$1,171,908
Natural Gas Sales		-	(34,388)	-	-	-	-	(34,388)
		-	1,137,520	-	-	1,276,900	(1,276,900)	1,137,520
OPERATING EXPENSES
Cost of Sales		-	-	-	-	1,243,581	(1,243,581)	-
Production Expenses		-	244,655	-	-	-		244,655
Production Taxes		-	75,013	-	-	-	-	75,013
General and Administrative Expenses		626,535	-	-	-	-	-	626,535
Depletion of Oil and Natural Gas Properties		-	64,546	-	-	-	-	64,546
Impairment of Oil and Natural Gas Properties (4)		-	75,188,000	-	-	-	-	75,188,000
Depreciation and Amortization		20,674	-	-	-	-	-	20,674
Accretion of Discount on Asset Retirement Obligations		-	6,967	-	-	-	-	6,967
Total Expenses		647,209	75,579,181	-	-	1,243,581	(1,243,581)	76,226,390

INCOME (LOSS) FROM OPERATIONS		(647,209)	(74,441,661)			33,319	(33,319)	(75,088,870)

OTHER INCOME (EXPENSE)
Interest Expense		(618,786)	-	-	-	-	-	(618,786)
Warrant Revaluation Income (Expense)		90,000	-	-	-	-	-	90,000
Reorganization Items		(817,888)	-	-	-	-	-	(817,888)
Total Other Expense, Net		(1,346,674)	-	-	-	-	-	(1,346,674)

INCOME BEFORE INCOME TAXES		(1,993,883)	(74,441,661)	-	-	33,319	(33,319)	(76,435,544)

INCOME TAX BENEFIT		-	-	-	-	-	-	-

NET LOSS		$(1,993,883)	$(74,441,661)	$-	$-	$33,319	$(33,319)	$(76,435,544)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) The Debtors follow the full cost method of accounting for oil and natural gas operations whereby all costs related to the exploration and development of oil and natural gas properties are initially capitalized into a single cost center. Capitalized costs (net of related deferred income taxes) are limited to a ceiling based on the present value of future net revenues using the 12-month unweighted average of first-day-of-the-month price (the “12-month average price”), discounted at 10%, plus the lower of cost or fair market value of unproved properties. If the ceiling is not greater than or equal to the total capitalized costs, then the Debtors are required to write down capitalized costs to the ceiling. The Debtors perform this ceiling test calculation each quarter. Any required write downs are included in the condensed consolidated statements of operations as an impairment charge.

The Debtors recognized $75,188,000 of impairment expense in the first quarter of 2016. The impairment expense is primarily due to the sustained reduction in the price of crude oil beginning in the fourth quarter of 2014 and its impact on the value of the Debtors' undeveloped, non-producing oil and natural gas properties.

(5) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all oil and gas activities within Emerald WB, LLC (16-10707).

(6) The crude oil purchases by EOX Marketing, LLC, from Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC (4)	Emerald NWB, LLC (4)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (8)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$435,528	$-	$-	$-	$3,100,307	$-	$3,535,835
Accounts Receivable — Oil and Natural Gas Sales		1,957,354	-	-	-	-	-	1,957,354
Accounts Receivable — Joint Interest Partners		5,852,643	-	-	-	-	-	5,852,643
Other Receivables		700,705	-	-	-	31,871	-	732,576
Intercompany Receivable		3,018,861	-	-	-	-	(3,018,861)	-
Prepaid Expenses and Other Current Assets		1,734,745	-	-	-	-	-	1,734,745
Total Current Assets		13,699,836	-	-	-	3,132,178	(3,018,861)	13,813,153

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	733,069,244	-	-	-	-	733,069,244
Unproved Oil and Natural Gas Properties		-	79,272,070	-	-	-	-	79,272,070
Equipment and Facilities		987,311	14,552,936	-	-	-	-	15,540,247
Other Property and Equipment		3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,894,250	-	-	-		831,364,586
Less - Accumulated Depreciation, Depletion and Amortization		(1,406,996)	(588,210,892)	-	-	-	-	(589,617,888)
Total Property and Equipment, Net		3,063,340	238,683,358	-	-	-		241,746,698
Debt Issuance Costs, Net of Amortization		2,697,568	-	-	-	-	-	2,697,568
Deferred Tax Asset, net		1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets		290,084	-	-	-	-	-	290,084
Total Assets		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payables		$-	$-	$-	$-	$3,018,861	$(3,018,861)	$-
Account Payable		42,542,980	-	-	-	29,673	-	42,572,653
Accrued Expenses		5,473,146	-	-	-	264,138	-	5,737,284
Priority Debt (5)		-	-	-	-	-	-	-
Revolving Credit Facility		111,678,151	-	-	-	-	-	111,678,151
Convertible Senior Notes		148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners		726,710	-	-	-	-	-	726,710
Asset Retirement Obligations		4,582,522	-	-	-	-	-	4,582,522
Warrant Liability		94,000	-	-	-	-	-	94,000
Deferred Tax Liability, net		1,813,561	-	-	-	-	-	1,813,561
Other Liabilities		-	-	-	-	-	-	-
Total Liabilities Subject to Compromise		315,411,070	-	-	-	3,312,672	(3,018,861)	315,704,881

Commitments and Contingencies

Series B Voting Preferred Stock (6)		256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (7)		9,583	-	-	-	-	-	9,583
Additional Paid-In Capital		273,945,998	238,683,358	-	-	-	-	512,629,356
Accumulated Deficit		(567,802,519)	-	-	-	(180,493)	-	(567,983,012)
Total Stockholders' Equity		(293,846,938)	238,683,358	-	-	(180,493)	-	(55,344,073)
Total Liabilities and Stockholders' Equity		$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The petition date was March 22, 2016.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) While the amount of priority debt as of the petition date is zero, this does not reflect potential liabilities. The amount of these potential liabilities are unknown at this time.

(6) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(7) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(8) Intercompany balances between EOX Marketing, LLC and Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 3b

Debtor Balance Sheets (1)

As of March 31, 2016

(Unaudited)

	Case #	16-10704	16-10707	16-10706	16-10705	16-10708
	Debtors (2):	Emerald Oil, Inc.	Emerald WB, LLC (3)	Emerald NWB, LLC (3)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (7)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents		$1,254,618	$-	$-	$-	$3,100,307	$-	$4,354,925
Accounts Receivable — Oil and Natural Gas Sales		3,082,951	-	-	-	-	-	3,082,951
Accounts Receivable — Joint Interest Partners		5,846,175	-	-	-	-	-	5,846,175
Other Receivables		746,724	-	-	-	31,871	-	778,595
Intercompany Receivable		2,985,542	-	-	-	-	(2,985,542)	-
Prepaid Expenses and Other Current Assets		1,766,962	-	-	-	-	-	1,766,962
Total Current Assets		15,682,972	-	-	-	3,132,178	(2,985,542)	15,829,608

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties		-	780,393,472	-	-	-	-	780,393,472
Unproved Oil and Natural Gas Properties		-	32,052,985	-	-	-	-	32,052,985
Equipment and Facilities		987,311	14,552,936	-	-	-	-	15,540,247
Other Property and Equipment		3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment		4,470,336	826,999,393	-	-	-		831,469,729
Less - Accumulated Depreciation, Depletion and Amortization		(1,427,669)	(663,442,765)	-	-	-	-	(664,870,434)
Total Property and Equipment, Net		3,042,667	163,556,628	-	-	-	-	166,599,295
Debt Issuance Costs, Net of Amortization		3,070,042	-	-	-	-	-	3,070,042
Deferred Tax Asset, net		1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets		374,736	-	-	-	-	-	374,736
Total Assets		$23,983,978	$163,556,628	$-	$-	$3,132,178	$(2,985,542)	$187,687,242

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable		$340,447	$-	$-	$-	$-	$-	$340,447
Debtor-in-possession financing		3,500,000	-	-	-	-	-	3,500,000
Accrued Expenses		-	-	-	-	108,057	-	108,057
Professional Fees		817,888	-	-	-	-	-	817,888
Total Current Liabilities		4,658,335	-	-	-	108,057	-	4,766,392

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payable		-	-	-	-	2,985,542	(2,985,542)	-
Account Payable		42,455,066	-	-	-	29,673	-	42,484,739
Accrued Expenses		4,639,423	-	-	-	264,138	-	4,903,561
Priority Debt (4)		-	-	-	-	-	-	-
Revolving Credit Facility		111,678,151	-	-	-	-	-	111,678,151
Convertible Senior Notes		148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners		726,710	-	-	-	-	-	726,710
Asset Retirement Obligations		4,589,489	-	-	-	-	-	4,589,489
Warrant Liability		4,000	-	-	-	-	-	4,000
Deferred Tax Liability, net		1,813,561	-	-	-	-	-	1,813,561
Other Liabilities		-	-	-	-	-	-	-
Total Liabilities Subject to Compromise		314,406,400	-	-	-	3,279,353	(2,985,542)	314,700,211

Total Liabilities		319,064,735	-	-	-	3,387,410	(2,985,542)	319,466,603

Commitments and Contingencies

Series B Voting Preferred Stock (5)		256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (6)		9,583	-	-	-	-	-	9,583
Additional Paid-In Capital		349,120,361	163,556,628	-	-	-	-	512,676,989
Accumulated Deficit		(644,210,957)	-	-	-	(255,232)	-	(644,466,189)
Total Stockholders' Equity		(295,081,013)	163,556,628	-	-	(255,232)	-	(131,779,617)
Total Liabilities and Stockholders' Equity		$23,983,978	$163,556,628	$-	$-	$3,132,178	$(2,985,542)	$187,687,242

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 3b

Debtor Balance Sheets (1)

As of March 31, 2016

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(3) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(4) While the amount of priority debt as of the petition date is zero, this does not reflect potential liabilities. The amount of these potential liabilities are unknown at this time.

(5) 255,732 issued and outstanding with a liquidation preference value of $256 as of the March 31, 2016.

(6) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(7) Intercompany balances between EOX Marketing, LLC and Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 4a

Status of Post-Petition Taxes (1)

As of March 31, 2016

Unaudited

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$-	$13,035	$(13,035)	3/30/2016	033116	$-
FICA-Employee	-	5,309	(5,309)	3/30/2016	033116	-
FICA-Employer	-	5,081	(5,081)	3/30/2016	033116	-
Unemployment	-	-	-			-
Income	-	-	-			-
Other	-	-	-			-
Total Federal Taxes	$-	$23,425	$(23,425)			$-

State and Local
Withholding	-	3,214	(3,214)	3/30/2016	033116	-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	-	-			-
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other (2)	264,138	108,057	-			372,195
Total State and Local	$-	$111,271	$(3,214)			$372,195

Total Taxes	$-	$134,696	$(26,639)			$372,195

Notes:

(1) No tax returns including IRS Form 6123 were filed during the reporting period.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which the Debtors' producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) the Debtors have accrued since the petition date.

FORM MOR-4
(04/07)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 22 – 31, 2016

May 30, 2016

Office of the United States Trustee

Subject: Declaration Regarding Postpetition Taxes – MOR4a (March)

The debtors, Emerald Oil, Inc. et al., hereby submit this declaration regarding postpetition taxes.

All postpetition taxes for the debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ryan Smith
Name: Ryan Smith
Position: Chief Financial Officer

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR - 4b

Summary of Unpaid Post-Petition Debts (1)

As of March 31, 2016

Unaudited

	Days Aged
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$334,421	$-	$-	$-	$-	$334,421
Wages Payable	-	-	-	-	-	-
Taxes Payable (2)	108,057	-	-	-	-	108,057
Rent/Leases-Building	1,179	-	-	-	-	1,179
Rent/Leases-Equipment	1,486	-	-	-	-	1,486
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	817,888	-	-	-	-	817,888
Amounts Due to Insiders (3)	3,362	-	-	-	-	3,362
Other	-	-	-	-	-	-
Total Postpetition Debts	$1,266,393	$-	$-	$-	$-	$1,266,393
Percentage of Total	100%	0%	0%	0%	0%

Notes:

(1) The post petition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system. This summary includes accruals for invoices not yet received and for invoices not yet entered into the Debtor's accounts payable system.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which the Debtors' producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties)the Debtors have accrued since the petition date.

(3) "Insider" is defined in 11 U.S.C. Section 101(31).

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: March 2016

MOR – 5

Debtors Account Receivable Reconciliation and Aging (1)

As of March 31, 2016

Unaudited

	Days Aged
Debtors	Current	0-30	31-60	61-90	Over 90	Total
Emerald Oil, Inc.	$3,258,328	$917,798	$351,328	$(114,726)	$5,263,122	$9,675,850
Emerald WB, LLC	-	-	-	-	-	-
Emerald NWB, LLC	-	-	-	-	-	-
Emerald DB, LLC	-	-	-	-	-	-
EOX Marketing, LLC	-	31,871	-	-	-	31,871
Total	$3,258,328	$949,669	$351,328	$(114,726)	$5,263,122	$9,707,721
Percentage of Total	34%	10%	4%	-1%	54%

Notes:

(1) Aging is primarily for the Debtors' joint interest billing and oil and gas sales receivables and does not include intercompany receivables. All amounts are included on a gross basis before any adjustment for estimated bad debts and other uncollectible amounts.

FORM MOR-5
(04/07)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X